UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2012

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California	90502
(Address of Principal Executive Offices)	(Zip Code)

(310) 787-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On January 12, 2012, Jeffrey A. Wahba, Interim Co-Chief Executive Officer, Chief Financial Officer and Treasurer of Farmer Bros. Co. (the “Company”) and Patrick G. Criteser, Interim Co-Chief Executive Officer of the Company and President and Chief Executive Officer of Coffee Bean International, Inc., the Company’s wholly owned subsidiary, made a presentation at the 14th Annual ICR Exchange Conference. The slides used in this presentation are attached as Exhibit 99.1 to this Current Report on Form 8-K. Additionally, both the presentation slides and the audio portion of the presentation are posted on the Investor Information subpage of the Company’s website at www.farmerbros.com. The audio portion of the presentation will be available for replay on the Company’s website until January 26, 2012. The Company expects to use these slides, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during fiscal 2012.

By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The investor presentation slides include financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”).

A reconciliation of the Non-GAAP Financial Measures included in the slides to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears as Exhibit 99.2 to this Current Report on Form 8-K.

The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the investor presentation slides, among other places, to its comparable financial measures on a GAAP basis. The Company believes that these non-GAAP Financial Measures serve as appropriate measures to be used in evaluating the performance of its business.

The information contained in the slides is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that it may make, by press release or otherwise, from time to time. The Company cautions you that certain statements contained in the presentation attached hereto as Exhibit 99.1, including, but not limited to, statements regarding the development and growth of our business, our intent, belief or current expectations, primarily with respect to future operating performance and the products and services we expect to offer and other statements contained therein regarding matters that are not historical facts are “forward-looking statements” within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like “anticipates,” “feels,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Users should not place undue reliance on the forward-looking statements, which speak only as of the date of the presentation. The Company undertakes no obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, our ability to successfully integrate the CBI and DSD Coffee Business acquisitions, fluctuations in availability and cost of green coffee, competition, organizational changes, the impact of a weaker economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, and changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described from time to time in our filings with the SEC.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K. The furnishing of the slides is not intended to constitute a representation that such furnishing is required by Regulation FD or that the slides include material investor information that is not otherwise publicly available.

Use of our Website to Distribute Material Company Information

The Company’s website address is www.farmerbros.com. The Company uses its website as a channel of distribution of important company information. Important information, including press releases and financial information regarding the Company, is routinely posted on and accessible on the Investor Information subpage of the Company’s website, which is accessible by clicking on the icon at the bottom of the Company’s home page labeled “Investor Info” on the Company’s website home page. The Company also uses its website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Information subpage of the Company’s website for important and time-critical information. Visitors to the Company’s website can also register to receive automatic e-mail notifications alerting them to new information made available on the Investor Information subpage of the Company’s website.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor Presentation Slides in use beginning January 12, 2012

99.2	Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2012

FARMER BROS. CO.

By:	/s/ JEFFREY A. WAHBA
Name:	Jeffrey A. Wahba
Title:	Interim Co-Chief Executive Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation Slides in use beginning January 12, 2012

99.2	Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures